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                                                                      EXHIBIT 16


                                   SIGNATURE



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Port-of-Spain, Country of Trinidad and Tobago, on the 15th day of September, 1997.


                        THE CHACONIA INCOME & GROWTH FUND, INC.

                        BY
                          -------------------------------
                        Clarry Benn, President


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Clarry Benn, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intends and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

     Pursuant to the requirements of the Securities act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        SIGNATURE                   TITLE                  DATE
--------------------------  ----------------------  ------------------
--------------------------
 Clarry Benn                Director and President  September 15, 1997

--------------------------
 John A. Cole               Director                September 15, 1997



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
        SIGNATURE                        TITLE                       DATE
--------------------------  --------------------------------  ------------------
--------------------------
 Roosevelt Williams         Director                          September 15, 1997

--------------------------  Director, Vice President
 Renrick A. Nickie          and Treasurer                     September 15, 1997

--------------------------
 Ulice Payne, Jr.           Secretary                         September 15, 1997




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